CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Expenses
Research and development	$ 8,869	$ 7,419	$ 3,688
General and administrative	3,952	2,378	2,055
Total operating expenses	12,821	9,797	5,743
Loss from operations	(12,821)	(9,797)	(5,743)
Other income (expense):
Interest income	23	5	12
Interest expense	(16)		(21)
Other income	166	126
Total other (expense) income, net	173	131	(9)
Loss before income tax	(12,648)	(9,666)	(5,752)
Income tax expense			(1)
Net loss	(12,648)	(9,666)	(5,753)
Other comprehensive income (loss)
Foreign currency translation adjustments, net of nil tax	(196)	(152)	6
Total comprehensive loss	$ (12,844)	$ (9,818)	$ (5,747)
Weighted average number of ordinary shares used in per share calculation:
Basic	19,976,596	9,569,932	8,790,397
Diluted	19,976,596	9,569,932	8,790,397
Net loss per ordinary share
Basic	$ (0.63)	$ (1.01)	$ (0.65)
Diluted	$ (0.63)	$ (1.01)	$ (0.65)